UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See item 2.01 below.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 3, 2015, Smithfield Foods, Inc. (the “Company”) completed the sale of its entire equity interest in Campofrio Food Group, S.A. ("Campofrio") to Alfa S.A.B. de C.V. ("Alfa") for $354 million in cash. The sale represents approximately 37% of the entire issued share capital. The Company's investment in Campofrio represents approximately 3% of the Company's total assets as of March 29, 2015. The Company does not expect to recognize a material gain or loss as a result of the sale. The share purchase agreement dated as of June 3, 2015 by and between the Company and Alfa is attached hereto as Exhibit 10.1 and the contents are incorporated herein by reference. Also, the Company's press release announcing the sale, dated June 3, 2015, is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.
The objective of pro forma financial information is to provide investors with information about the continuing impact of the disposition of Campofrio by showing how it might have affected historical financial statements if the disposition had been consummated at an earlier time. Campofrio was accounted for as an equity method investment in the Company's financial statements. Under the equity method of accounting, the Company's share of earnings and losses from Campofrio is included in a single line item on the consolidated statement of income - (income) loss from equity method investments. The investment in Campofrio is included in a single line item in the consolidated balance sheet - investments. The specific amounts for Campofrio in these accounts are separately disclosed in the notes to the financial statements in the Company's historical quarterly and annual filings including the Company's Annual Report on Form 10-K for the year ended December 28, 2014 and the Company's Quarterly Report on Form 10-Q for the three months ended March 29, 2015. The Company's investment in Campofrio represents approximately 3% of the Company's total assets as of March 29, 2015.

(d) Exhibits.

Exhibit 10.1	Share Purchase Agreement, dated as of June 3, 2015, by and between Smithfield Foods, Inc. and Alfa S.A.B. de C.V.
Exhibit 99.1	Press Release, June 3, 2015, announcing the completion of the sale of Campofrio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: June 9, 2015	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 10.1	Share Purchase Agreement, dated as of June 3, 2015, by and between Smithfield Foods, Inc. and Alfa S.A.B. de C.V.
Exhibit 99.1	Press Release, June 3, 2015, announcing the completion of the sale of Campofrio.

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